The UBS Funds	Summary Prospectus Supplement

The UBS Funds
Summary Prospectus Supplement

September 21, 2012

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus of the UBS U.S. Equity Alpha Fund series (the “Fund”) of The UBS Funds dated October 28, 2011, as follows:

Effective on September 21, 2012, John Leonard will no longer serve as a portfolio manager for the Fund and Ian McIntosh will we be added as a portfolio manager for the Fund.

Therefore, the reference to Mr. Leonard under the heading “Portfolio managers” in the Summary Prospectus for the Fund is deleted in its entirety and replaced by the following:

•	Ian McIntosh, portfolio manager of the Fund since September 2012.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-582